EXHIBIT 99.1

Star Group, L.P. Increases Quarterly Distribution to 13.25 Cents per Unit

STAMFORD, Conn., April 22, 2020 (GLOBE NEWSWIRE) -- Star Group, L.P. (the "Company" or "Star") (NYSE:SGU), a home energy distributor and services provider, today announced that it has increased its quarterly distribution for the three months ended March 31, 2020 to $0.1325 per common unit from $0.1250 per common unit.

  Record date: May 4, 2020
  Payment date: May 12, 2020

About Star Group, L.P.
Star Group, L.P. is a full service energy provider specializing in the sale of home heating oil and propane to residential and commercial customers primarily within the Northeast, Central and Southeast United States. The Company also sells gasoline and diesel fuel as well as installs, maintains, and repairs various heating and air conditioning equipment; to a lesser extent, it provides these ancillary services outside its product customer base, including service contracts for natural gas and other heating systems. Star is the nation's largest retail distributor of home heating oil based upon sales volume. Additional information is available by obtaining the Company's SEC filings at www.sec.gov and by visiting Star's website at www.stargrouplp.com, where unit holders may request a hard copy of Star’s complete audited financial statements free of charge.

Forward Looking Information
This news release includes "forward-looking statements" which represent the Company’s expectations or beliefs concerning future events that involve risks and uncertainties, including those associated with the effect of weather conditions on our financial performance; the price and supply of the products we sell; the consumption patterns of our customers; our ability to obtain satisfactory gross profit margins; our ability to obtain new customers and retain existing customers; our ability to make strategic acquisitions; the impact of litigation; our ability to contract for our current and future supply needs; natural gas conversions; future union relations and the outcome of current and future union negotiations; the impact of future governmental regulations, including environmental, health and safety regulations; the ability to attract and retain employees; customer creditworthiness; counterparty creditworthiness; marketing plans; general economic conditions and new technology. All statements other than statements of historical facts included in this news release are forward-looking statements. Without limiting the foregoing, the words "believe," "anticipate," "plan," "expect," "seek," "estimate" and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct and actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to, those set forth under the heading "Risk Factors" and "Business Strategy" in our Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended September 30, 2019. Important factors that could cause actual results to differ materially from the Company’s expectations ("Cautionary Statements") are disclosed in this news release and in the Form 10-K. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. Unless otherwise required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this news release.

CONTACT:
Star Group                                                                  Chris Witty
Investor Relations                                                       Darrow Associates
203/328-7310                                                              646/438-9385 or cwitty@darrowir.com